UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On February 15, 2023, Compass Minerals International, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders voted on the following five proposals and cast their votes as described below.
Proposal 1 — The individuals listed below were elected by the Company’s stockholders to serve as directors of the Company until the next annual meeting of stockholders, or until a successor is duly elected and qualified or his or her earlier death, resignation or removal.

Director	For	Against	Abstain	Broker Non-Votes
Kevin S. Crutchfield	32,798,518	567,888	35,694	3,461,184
Jon A. Chisholm	32,439,130	929,824	33,146	3,461,184
Richard P. Dealy	32,345,236	1,020,438	36,426	3,461,184
Edward C. Dowling, Jr.	32,412,819	955,865	33,416	3,461,184
Eric Ford	32,000,393	1,367,544	34,163	3,461,184
Gareth T. Joyce	32,453,991	914,601	33,508	3,461,184
Melissa M. Miller	32,482,183	887,524	32,393	3,461,184
Joseph E. Reece	31,751,309	1,617,192	33,599	3,461,184
Shane T. Wagnon	32,437,330	931,270	33,500	3,461,184
Lori A. Walker	27,088,132	6,254,923	59,045	3,461,184
Proposal 2 — The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement filed with the Securities Exchange Commission on January 3, 2023 (the “Proxy Statement”).

For	Against	Abstain	Broker Non-Votes
23,200,338	10,136,078	65,684	3,461,184
Proposal 3 — The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of advisory approval of the compensation of the Company’s named executive officers, as set forth in the Proxy Statement.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
32,266,489	21,730	730,735	383,146	—
Proposal 4 — The Company’s stockholders did not approve an amendment, described in the Proxy Statement, to the Compass Minerals International, Inc. 2020 Incentive Award Plan.

For	Against	Abstain	Broker Non-Votes
16,545,696	16,778,879	77,525	3,461,184
Proposal 5 — The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023.

For	Against	Abstain	Broker Non-Votes
36,627,405	173,607	62,272	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: February 21, 2023	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer